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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): October 1, 2002




                            CARRIAGE SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN IS CHARTER)




         Delaware                   1-11961                      76-0423828
(STATE OR OTHER JURISDICTION      (COMMISSION                  (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)



                       1900 St. James Place, 4th Floor
                             Houston, Texas 77056
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:
                                (713) 332-8400



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    Item 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits

    Item    Description
    ----    -----------
    99.1    Press Release dated October 1, 2002.
    99.2    Company and Investment Profile dated October 2002 to accompany meetings in New York and Boston during the period October 1, 2002 through October 4, 2002.
    99.3    Slide Presentation to be presented at the Johnson Rice & Company
            Deathcare Conference on October 2, 2002.

    Item 9. REGULATION FD DISCLOSURE

            On October 1, 2002, the Company issued a press release announcing that it will make a presentation at the Johnson Rice Deathcare Conference to be held on October 2, 2002 in New York, reaffirming its previous earnings guidance for the remainder of 2002, and describing supplemental disclosures in the form of its Company & Investment Profile and related slide presentation. Both the slide presentation, which will be presented at the Deathcare conference, and the Company & Investment Profile are available at the Company's website www.carriageservices.com.

            The information in this report and the accompanying exhibits are being furnished in accordance with Regulation FD and not "filed" with the Securities and Exchange Commission. Accordingly, the information in this report and its exhibits is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.




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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CARRIAGE SERVICES, INC.



Date: October 1, 2002                  By:    /s/ Terry E. Sanford
                                           -------------------------------------
                                           Terry E. Sanford
                                           Vice President and Controller






















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                                INDEX TO EXHIBITS


EXHIBIT                   DESCRIPTION
-------                   -----------
 99.1          Press Release dated October 1, 2002.
 99.2          Company and Investment Profile dated October 2002 to accompany meetings in New York and Boston during the period October 1, 2002 through October 4, 2002.
 99.3          Slide Presentation to be presented at the Johnson Rice & Company
               Deathcare Conference on October 2, 2002.



















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